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                                                                   EXHIBIT 10.18

                                                               EXECUTION VERSION

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                             NOTE PURCHASE AGREEMENT

                                  BY AND AMONG

                              EPICEPT CORPORATION,

                             AS BORROWER AND ISSUER

                                       AND

                        THE PURCHASERS IDENTIFIED HEREIN

                                  March 3, 2005

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      THIS NOTE PURCHASE AGREEMENT (this "AGREEMENT"), dated as of March 3,
2005, is by and among EpiCept Corporation, a Delaware corporation ("COMPANY"), the purchasers that are now and hereafter at any time parties hereto and are listed in Annex A (or any amendment or supplement thereto) attached hereto (each a "U.S. PURCHASER" and collectively, the "U.S. PURCHASERS"), the purchasers that are now and hereafter at any time parties hereto and are listed in Annex B (or any amendment or supplement thereto) attached hereto (each a "QIB PURCHASER" and collectively, the "QIB PURCHASERS"), and the purchasers that are now and hereafter at any time parties hereto and are listed in Annex C (or any amendment or supplement thereto) attached hereto (each a "REGULATION S PURCHASER" and, collectively, the "REGULATION S PURCHASERS" and together with the U.S. Purchasers and the QIB Purchasers, the "PURCHASERS"). Capitalized terms used and not defined elsewhere in this Agreement are defined in Article 1 hereof.

                                    RECITALS

A. The Company has proposed selling the Notes to the Purchasers in the aggregate principal amount of $5,000,000.

B. In order to induce the Purchasers to purchase the Notes to be issued pursuant to this Agreement, the Company has agreed to issue and sell to the Purchasers, in connection with the purchase of such Notes, warrants exercisable for shares of Common Stock, $0.0001 par value of the Company (the "COMMON STOCK") or Next Round Preferred Stock (as defined below), as the case may be, subject to the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

      1.1 CERTAIN DEFINITIONS. In addition to other words and terms defined elsewhere in this Agreement, the following words and terms shall have the meanings set forth below:

      "AFFILIATE" shall mean, with respect to any Person, any other Person that is directly or indirectly controlling, controlled by or under common control with such Person or entity or any of its Subsidiaries, and the term "control" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

      "AGREEMENT" shall mean this Note Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

      "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in New York City are authorized or required by law to close.

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      "BY-LAWS" shall mean, with respect to any Person, the by-laws, partnership agreement, operating agreement, limited liability company agreement or analogous instrument governing the operations of the Company, as applicable, including all amendments and supplements thereto.

      "CURRENT CHARTER" shall mean the Amended and Restated Certificate of Incorporation of the Company as of the date hereof and as amended from time to time.

      "CLOSING" shall have the meaning assigned in Section 2.4 hereof.

      "CLOSING DATE" shall have the meaning assigned to such term in Section 2.4 hereof.

      "COMMON STOCK" shall have the meaning assigned to such term in the preamble hereto.

      "DEFAULT" shall mean any event or condition that, but for the giving of notice or the lapse of time, or both, would constitute an Event of Default.

      "EVENT OF DEFAULT" shall mean any of the events of default described in
Section 9.1 hereof.

      "FINANCIAL STATEMENTS" shall have the meaning assigned to such term in
Section 5.1(d) hereof.

      "GAAP" shall have the meaning assigned to such term in Section 1.2 hereof.

      "GUARANTEE" shall mean any guaranty of the payment or performance of any Indebtedness or other obligation and any other arrangement whereby credit is extended to one obligor on the basis of any promise of another Person, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase an obligation owed by such obligor, or to purchase goods and services from such obligor pursuant to a take-or-pay contract, or to maintain the capital, working capital, solvency or general financial condition of such obligor, whether or not any such arrangement is reflected on the balance sheet of such other Person, firm or corporation, or referred to in a footnote thereto, but shall not include endorsements of items for collection in the ordinary course of business. For the purpose of all computations made under this Agreement, the amount of a Guarantee in respect of any obligation shall be deemed to be equal to the maximum aggregate amount of such obligation or, if the Guarantee is limited to less than the full amount of such obligation, the maximum aggregate potential liability under the terms of the Guarantee.

      "INDEBTEDNESS" shall mean, for any Person at the time of any determination, without duplication, all obligations, contingent or otherwise, of such Person that, in accordance with GAAP, should be classified upon the balance sheet of such Person as indebtedness, but in any event including: (i) all obligations for borrowed money, (ii) all obligations arising from installment purchases of property or representing the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor or otherwise (other than trade payables and other current liabilities incurred in the ordinary course of business on terms customary in the trade),
(iii) all obligations evidenced by notes, bonds, debentures, acceptances or instruments, or arising out of letters of credit or bankers' acceptances issued for such Person's account, (iv) all obligations, whether or not assumed, secured by any Lien or payable out of the proceeds or production from any property or assets now or hereafter owned or acquired by such Person, (v) all obligations for which such Person is obligated

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pursuant to a Guarantee, (vi) the capitalized portion of lease obligations under capital leases, (vii) all obligations for which such Person is obligated pursuant to any Interest Rate Protection Agreements or derivative agreements or arrangements, (viii) all factoring arrangements and (ix) all obligations of such Person upon which interest charges are customarily paid or accrued.

      "INTEREST RATE PROTECTION AGREEMENT" shall mean any interest rate swap, interest rate cap, interest rate collar or other interest rate hedging agreement or arrangement.

      "NEXT ROUND PREFERRED STOCK" shall have the meaning assigned to such term in the Warrants.

      "NOTE" shall have the meaning assigned to such term in Section 2.1(a) hereof.

      "PERSON" shall mean any individual, partnership, limited partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or department, agency or political subdivision thereof.

      "PURCHASER" shall have the meaning assigned to such term in the preamble hereto and, if applicable, in Section 7.2 hereof.

      "REGULATION S PURCHASER" shall have the meaning assigned to such term in the preamble hereto.

      "REQUIRED PURCHASERS" shall mean, at any time, Purchasers holding a pro rata percentage of the outstanding principal amount of the Notes aggregating at least 66-2/3% at such time.

      "SEC" shall mean the Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

      "SECURITIES" shall mean the Notes, the Warrants, the Warrant Shares and any securities of the Company's capital stock issuable upon conversion of the Notes and any securities which may be issuable upon exercise, conversion or exchange of any of the foregoing.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      "SUBSIDIARY" of any corporation shall mean any other corporation or limited liability company or other entity of which the outstanding capital stock or equity interest possessing a majority of voting power in the election of directors (otherwise than as the result of a default) is owned or controlled by such corporation directly or indirectly through Subsidiaries.

      "TRANSACTION DOCUMENTS" shall mean this Agreement and the Securities and all other agreements, instruments and documents delivered in connection therewith as any or all of the foregoing may be supplemented or amended from time to time.

      "TRANSACTIONS" shall mean the incurrence of debt and the issuance of securities in connection therewith, as contemplated by this Agreement, the Notes and all other agreements contemplated hereby and thereby.

      "U.S. PURCHASER" shall have the meaning assigned to such term in the preamble hereto.

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      "WARRANTS" shall have the meaning assigned to such term in Section 2.2 hereof.

      "WARRANT SHARES" shall mean the shares of Common Stock or Next Round Preferred Stock issued or issuable upon exercise of the Warrants.

      1.2 ACCOUNTING PRINCIPLES. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense to be determined, and any consolidation or other accounting computation to be made, and the construction of any definition containing a financial term, pursuant to this Agreement shall be determined or made in accordance with generally accepted accounting principles in the United States of America consistently applied ("GAAP"), unless such principles are inconsistent with the express requirements of this Agreement.

      1.3 OTHER DEFINITIONAL PROVISIONS; CONSTRUCTION. Whenever the context so requires, neuter gender includes the masculine and feminine, the singular number includes the plural and vice versa. The word "including" when used herein shall mean "including without limitation" unless the context states otherwise. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to any section, article, annex, schedule, exhibit or like references are references to this Agreement unless otherwise specified. A Default or Event of Default shall "continue" or be "continuing" until such Default or Event of Default has been cured or waived by any Purchaser as provided in Section 9.2(b). References in this Agreement to any Persons shall include such Persons, successors and permitted assigns. Other terms contained in this Agreement (which are not otherwise specifically defined herein) shall have the meanings provided to such terms in Article 9 of the New York Uniform Commercial Code on the date hereof to the extent the same are used or defined therein.

                                   ARTICLE 2

                          ISSUE AND SALE OF SECURITIES

      2.1 NOTES. The Company has duly authorized the issuance to the Purchasers of $5,000,000 of aggregate principal amount of the 8% Senior Notes due 2006, to be substantially in the form of the promissory notes made by the Company in favor of the Purchasers thereof in the form attached hereto as Exhibit A (together with any promissory notes issued in substitution therefor pursuant to Sections 7.3 and 7.4, the "NOTES").

      2.2 AUTHORIZATION AND ISSUANCE OF THE WARRANTS. The Company has duly authorized the issuance and sale to the Purchasers certain stock purchase warrants substantially in the form of the warrant attached hereto as Exhibit B evidencing the Purchasers' right to acquire shares of Common Stock or Next Round Preferred Stock, as the case may be (the "WARRANTS").

      2.3 SALE AND PURCHASE. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, (a) the Company shall sell to the Purchasers, and the Purchasers shall purchase from the Company, in the principal amounts designated in Annex A and Annex B, the Notes for a purchase price equal to the principal amount and (b) the Company shall sell to each Purchaser, and each Purchaser shall purchase from the Company, for a total purchase price of $10.00, a Warrant.

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      2.4 THE CLOSING. Delivery of and payment for the Securities to be issued at closing (the "CLOSING") shall be made at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, NY 10153, commencing at 10:00 a.m., local time, on March 3, 2005 or at such place or on such other date as may be mutually agreeable to the Company and the Purchasers. The date and time of the Closing as finally determined pursuant to this Section 2.4 are referred to herein as the "CLOSING DATE." Delivery of the Securities shall be made to the Purchasers against payment of the purchase price therefor by wire transfer of immediately available funds in the manner agreed to by the Company and the Purchasers. The Notes and Warrants to be issued at Closing shall be issued in such name or names and in such permitted denomination or denominations, numbers and amounts as set forth in Annex A or Annex B or as the Purchasers may request in writing not less than two (2) Business Days before the Closing Date.

      2.5 DELIVERY OF THE CERTIFICATES REPRESENTING THE NOTES TO REGULATION S PURCHASERS. At the Closing, the Company will issue a temporary global certificate representing the aggregate principal amount of the Notes being purchased by the Regulation S Purchasers, registered in the name of EpiCept Corporation, on behalf of the Regulation S Purchasers, which shall be held in trust by the Company for the benefit of each of the Regulation S Purchasers until the Delivery Date (as hereinafter defined). The Company will cause to be delivered to each Regulation S Purchaser or its nominee who is acting as its custodian, without additional payment, within five (5) Business Days following the Delivery Date, one (1) or more definitive certificates representing the aggregate principal amount of the Notes purchased by such Regulation S Purchaser registered in the name of such Regulation S Purchaser or its nominee who is acting as its custodian. The Delivery Date is the first business day following a period of forty (40) days after the Closing Date.

                                   ARTICLE 3

                               REPAYMENT OF NOTES

      3.1 INTEREST RATES.

            (a) The Notes shall bear interest on the outstanding principal thereof at a rate per annum equal to eight percent (8%).

            (b) Interest on the Notes will be computed on the basis of a year within three hundred sixty (360) days, and the actual number of days elapsed.

      3.2 REPAYMENT OF NOTES. The Company covenants and agrees to pay all outstanding principal and accrued and unpaid interest.

      3.3 OPTIONAL PREPAYMENT OF NOTES. The Company shall have the right at its option at any time to prepay the outstanding principal and accrued and unpaid interest on the Notes, in whole or in part, without premium or penalty; provided that the Company notifies the affected Purchasers of the date that it intends to make payment on the Note not less than five (5) Business Days prior to such date. Any prepayment of the Notes shall be accompanied by the interest accrued and unpaid on the prepaid principal amount. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with accrued interest thereon and the premium, if any, shall become due and payable on the prepayment date set forth in such notice.

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      3.4 MANDATORY PREPAYMENT. The Notes shall be prepaid in full, together with all accrued and unpaid interest, (1) within five (5) Business Days of the consummation of any public offering of debt or equity securities of the Company or (2) immediately upon the consummation of Sale of the Company (each a "MANDATORY PREPAYMENT EVENT"). For purposes hereof, a "SALE OF THE COMPANY" means (a) a merger, consolidation, share exchange or other form of corporate reorganization involving the Company in which the stockholders of the Company immediately before such merger, consolidation, share exchange or other corporate reorganization dispose of in excess of fifty percent (50%) of the issued and outstanding capital stock of the Company; (b) any transaction or series of related transactions in which (i) all or substantially all of the assets of the Company are sold, or (ii) in excess of fifty percent (50%) of the shares of Common Stock (assuming conversion of all convertible securities) is issued transferred to any person; or (c) any event that would trigger payments to the holders of any series of the Company's Preferred Stock under Section 1(c) of Article FOURTH of the Current Charter in the absence of the prescribed vote of the holders of such series to the contrary. The Company will mail or cause to be mailed to the holder of the Notes a notice specifying the date on which such Mandatory Prepayment Event is scheduled to be consummated. Such notice will be mailed at least twenty (20) days prior to the date of such consummation.

                                   ARTICLE 4

                                   CONDITIONS

      4.1 CONDITIONS TO THE PURCHASE OF SECURITIES. The obligation of Purchasers to purchase and pay for the Securities to be purchased at the Closing is subject to the satisfaction, prior to or at the Closing, of the following conditions:

            (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Company contained in Article 5 hereof shall be true and correct at and as of the Closing Date as though then made.

            (b) AGREEMENTS AND CONDITIONS. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

            (c) CLOSING DOCUMENTS. Except as set forth in Section 2.5, the Company will have delivered the following documents in form and substance reasonably satisfactory to the Purchasers:

                  (i) Notes in aggregate original principal amounts as set forth herein, duly completed and executed by the Company;

                  (ii) one or more Warrants evidencing the right to acquire
            shares of Common Stock or Next Round Preferred Stock of the Company;

                  (iii) certificates of good standing dated not more than ten
            (10) days prior to the Closing Date for the Company issued by the Secretary of State of the State of Delaware and each jurisdiction where it is qualified to operate as a foreign corporation, or its equivalent;

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                  (iv) a copy of the Current Charter of the Company, certified by the Secretary of State of the State of Delaware as of a date not more than ten (10) days prior to the Closing Date;

                  (v) a copy of the By-laws of the Company, certified as of the
            Closing Date by the secretary or assistant secretary of the Company;

                  (vi) a certificate of the secretary or assistant secretary of the Company, certifying as to the names and true signatures of the officers of the Company authorized to sign this Agreement and the other documents to be delivered by the Company hereunder;

                  (vii) copies of the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance by the Company of this Agreement and each of the other agreements, instruments and documents contemplated hereby to which it is a party, and the consummation of all of the other Transactions, certified as of the Closing Date by the secretary or assistant secretary of the Company;

                  (viii) a certificate dated as of the Closing Date from an
            officer of the Company stating that the conditions specified in this
            Section 4.1 have been fully satisfied or waived by the Purchasers;
            and

                  (ix) such other documents contemplated by this Agreement as the Purchasers or their counsel may reasonably request.

            (d) WAIVER OF RIGHT OF FIRST REFUSAL. The Waiver by Investors of Certain Rights of First Refusal (currently in the form attached hereto as Exhibit C) shall have been duly and validly executed by the Company and all signatories thereto.

            (e) PROCEEDINGS. All proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be reasonably satisfactory in form and substance to the Purchasers and their counsel.

            (f) SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT. The Company, the Purchasers and certain other securityholders of the Company, shall have entered into the Second Amended and Restated Registration Rights Agreement, dated as of March 3, 2005 in form and substance as set forth in Exhibit D attached hereto (the "REGISTRATION RIGHTS AGREEMENT").

      4.2 WAIVER. Any condition specified in this Article 4 may be waived by the Purchasers.

                                   ARTICLE 5

               REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

      5.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY . The Company represents and warrants to the Purchasers as follows:

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            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, lease and operate its properties and to conduct the business that it presently conducts. The Company is duly qualified as a foreign corporation to transact business, and is in good standing in each jurisdiction in which such qualification is required, except for such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the results of operations, business affairs or business prospects of the Company.

            (b) The execution, delivery and performance of this Agreement by the Company (a) has been duly authorized and approved by the Board of Directors of the Company and all other necessary corporate action on the part of the Company in connection therewith has been taken, and (b) will not conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (i) the charter documents or by-laws of the Company, (ii) any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject, or (iii) any law, administrative regulation or court decree applicable to or binding upon the Company. This Agreement, the Notes, the Warrants and the Registration Rights Agreement have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) any enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and
(iii) the enforcement of rights to indemnity and contribution under the Registration Rights Agreement may be limited by applicable securities laws or principles of public policy.

            (c) No authorization, approval or consent of any court, governmental authority or agency is necessary with respect to the issuance by the Company of the Note or Warrant.

            (d) The audited consolidated balance sheet of the Company as of December 31, 2004, and the related audited consolidated statement of income, stockholders' equity and cash flows for the Company for the year ended December 31, 2004, have been made available to the Purchasers (such financial statements are referred to herein as the "FINANCIAL STATEMENTS"; the balance sheet of the Company as of December 31, 2004 is hereinafter referred to as the "BALANCE SHEET," and December 31, 2004 is hereafter referred to as the "BALANCE SHEET DATE"). The Financial Statements (a) are true and correct in all material respects, (b) are in accordance with the books and records of the Company, and
(c) present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated in accordance with generally accepted accounting principles applied on a consistent basis.

            (e) Since the Balance Sheet Date there has not been (a) any material adverse change in the financial condition, results of operations, assets, liabilities, business or prospects of the Company, other than in connection with the deterioration of the Company's cash position in line with the Company's forecasts existing as at the Balance Sheet Date, (b) any material asset or property of the Company made subject to a lien of any kind, except liens for taxes not yet due

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and payable, (c) any waiver of any valuable right of the Company, or the cancellation of any debt or claim held by the Company, (d) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Company, or any agreement or commitment therefor, (e) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Company, except in the ordinary course of business, (f) any loan by the Company to, or any loan to the Company from, any officer, director, employee or stockholder of the Company, or any agreement or commitment therefor except for the issuance of the Notes, (g) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, property or business of the Company, or (h) any change in the accounting methods or practices followed by the Company.

            (f) As of the Closing Date and immediately thereafter, the authorized capital stock of the Company will be as set forth on Schedule 5.1(f). Except as set forth on Schedule 5.1(f), as of the Closing Date, the Company will not have outstanding any stock or securities convertible into or exchangeable for any shares of its capital stock and will not have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock. As of the Closing Date, the Company will not then be subject to any obligation to repurchase or otherwise acquire or retire any shares of its capital stock. As of the Closing Date, all of the outstanding shares of the Company's capital stock will be validly issued, fully paid and nonassessable. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and based upon the Purchasers' representations, warranties and covenants in Article 6 hereof, the offer, sale and issuance of the Notes and the Warrants hereunder do not require registration under the Act or any applicable state securities laws. Except as set forth on Schedule 5.1(f), there are no agreements among the Company's stockholders with respect to the voting or transfer of the Company's capital stock.

                                   ARTICLE 6

                REPRESENTATIONS AND WARRANTIES BY THE PURCHASERS

      6.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each of the Purchasers hereby represent and warrant to the Company as follows:

            (a) Such Purchaser acknowledges that he/she/it had access to the Financial Statements. Such Purchaser further acknowledges that he/she/it fully understands the Financial Statements, and has had the opportunity to discuss any questions regarding the Financial Statements with his/her/its counsel or other legal, financial and tax advisors. Such Purchaser acknowledges that he/she/it has received no representations or warranties from the Company or its respective employees or agents in making this investment decision other than as set forth in the Financial Statements, this Agreement, the Note and the Warrant.

            (b) Such Purchaser recognizes that the purchase of the Note and the Warrant entails elements of risk in that (i) the Purchaser may not be able readily to liquidate the investment; (ii) transferability of the Securities are restricted; and (iii) the Purchaser could sustain the loss of their entire investment.

            (c) Such Purchaser (other than the QIB Purchasers and the Regulation S Purchasers) is an "accredited investor" within the meaning ascribed to such term in Rule 501 of Regulation D under the Securities Act.

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            (d) Such Purchaser hereby represents that he/she/it has prior investment experience such that the Purchaser is able to evaluate the merits and risks of an investment in the Company, or that the Purchaser has employed the services of an investment advisor to read the Financial Statements and to evaluate the merits and risks of such an investment on the Purchaser's behalf, and that the Purchaser recognizes the speculative nature of this investment and acknowledges that the Purchaser is able to bear the economic risks being assumed by the Purchaser. The Purchaser also acknowledges that the Purchaser and its representative(s) have been afforded the opportunity to make, and have made, all inquiries as the Purchaser and its representatives deemed appropriate with respect to the Company's affairs and prospects.

            (e) The Purchaser hereby represents that such Purchaser is acquiring the Note and the Warrant for the Purchaser's own account for purposes of investment and not with a view to or in connection with the distribution or resale of all or any part thereof, and that such Purchaser does not have any (1) present intention of selling, transferring, granting any participation in, or otherwise distributing the Note or the Warrant, or (2) contract, undertaking, agreement or arrangement with any person or entity to sell, transfer, grant any participation in or otherwise distribute all or any part of the Note or the Warrant. The Purchaser understands that the Note and the Warrant will not be registered under the Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the Purchaser's representations set forth herein.

            (f) The Purchaser hereby represents that any shares issuable upon the conversion of the Note and the exercise of the Warrant, is and will be acquired by the Purchaser for such Purchaser's own account for purposes of investment and not with a view to or in connection with the distribution or resale of all or any part thereof, and that such Purchaser does not have any (1) present intention of selling, transferring, granting any participation in, or otherwise distributing such securities, or (2) contract, undertaking, agreement or arrangement with any person or entity to sell, transfer, grant any participation in or otherwise distribute all or any part of such securities. The Purchaser understands that such securities will not be registered under the Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the Purchaser's representations set forth herein.

            (g) The Purchaser hereby represents that such Purchaser has not been organized for the purpose of acquiring the Securities.

            (h) The Purchaser understands that the Securities are characterized as "restricted securities" under the Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that the Securities may be resold without registration under the Act only in certain limited circumstances. In connection therewith, the Purchaser represents that such Purchaser is familiar with Rule 144 of the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

      6.2 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE QIB PURCHASERS. Each of the QIB Purchasers also hereby represent and warrant to the Company as of the date hereof, the Closing Date and on the Delivery Date, as follows:

            (a) Such QIB Purchaser is a "qualified institutional buyer" within the meaning ascribed to such term in Rule 144A under the Securities Act.

      6.3 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE REGULATION S PURCHASERS. Each of the Regulation S Purchasers also hereby represent and warrant to the Company as of the date hereof, the Closing Date and on the Delivery Date, as follows:

            (a) Such Regulation S Purchaser understands and acknowledges that
(a) the Securities may not be offered, sold, transferred, pledged or otherwise disposed of, in the United States or to, or for the account or benefit of, any "U.S. person," unless such securities are registered under the Securities Act and any applicable state securities or blue sky laws or exemptions from the registration requirements of such laws are available, (b) the Securities are being offered and sold in a manner intended to comply with the conditions contained in Regulation S, which permits securities to be sold to persons who are not "U.S. persons" in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions and (c) such Regulation S Purchaser is not purchasing the Securities in any transaction or series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act.

            (b) Such Regulation S Purchaser nor any person or account as to which it exercises investment discretion for investment purposes only and not for any trading or arbitrage purposes is a "U.S. person" or is acquiring the Securities for the account or benefit of a "U.S. person."

                                   ARTICLE 7

                             TRANSFER OF SECURITIES

      7.1 RESTRICTED SECURITIES. The Purchasers acknowledge that the Securities have not been registered or qualified under the Securities Act or applicable foreign or state securities laws and may not be transferred or otherwise disposed of unless they have been so registered or qualified or if an opinion of counsel satisfactory to the Company to the effect that such registration and qualification is not required has been delivered to the Company, and that except as specifically provided in the Registration Rights Agreement, the Company is not required to register any of the Securities under the Securities Act.

      7.2 LEGENDS. The Company may place an appropriate legend on the Securities concerning the restrictions set forth in this Article 7 and by applicable law. Upon the assignment or transfer by the Purchasers or any of their respective successors or assigns of all or any part of the Securities, the term "Purchaser" as used herein shall thereafter mean, to the extent thereof, the then holder or holders of such Securities, or portion thereof.

      7.3 TRANSFER OF NOTES.

            (a) Subject to Section 7.2 and Section 7.3(b), a holder of a Note may transfer such Note to a new holder, or may exchange such Note for Notes of different denominations (but in no event for denominations of less than $100,000 in original principal amount), by surrendering such Note to the Company duly endorsed for transfer or accompanied by a duly executed instrument of transfer naming the new holder (or the current holder if submitted for exchange only), together with written instructions for the issuance of one or more new Notes specifying the respective principal amounts of each new Note and the name of each new holder and each address therefor. The Company shall simultaneously deliver to such holder or its designee such new Notes, shall mark the surrendered Notes as canceled. In lieu of the foregoing procedures, a holder may assign a Note (in whole but not in part) to a new holder by sending written notice to the Company of such assignment specifying the new holder's name and address; in such case, the Company shall promptly acknowledge such assignment in writing to both the old and new holder. Any transferees shall be subject to Sections 7.1, 7.2 and 7.3(b).

            (b) For a period (the "NOTES RESTRICTED PERIOD") of forty (40) days following the Closing Date (which Notes Restricted Period shall expire not earlier than midnight (New York time) on the Delivery Date) with respect to the Notes and for a period (the "WARRANTS RESTRICTED PERIOD", and together with the Notes Restricted Period, the "RESTRICTED PERIODS") of one (1) year following the Closing Date (which Warrants Restricted Period shall expire not earlier than midnight (New York time) on the first anniversary of the date hereof) with respect to the Warrants, no Regulation S Purchaser shall engage in any activity for the purpose of, or which may reasonably be expected to have the effect of, conditioning the market in the United States for the Notes or Warrants, as the case may be, or offer, sell, transfer, pledge or otherwise dispose of the Notes or Warrants, as the case may be, in the United States or to, or for the account or benefit of, a "U.S. person". Each Regulation S Purchaser understands and agrees that the Notes and the Warrants are only transferable on the books and records of the Company and its transfer agent, if applicable, and that the Company and its transfer agent will not register any transfer of the Notes and/or Warrants which the Company in good faith believes violates the restrictions set forth herein.

Any proposed offer, sale, transfer, pledge or other disposition of any of the Notes or Warrants prior to the expiration of their respective Restricted Periods shall be subject to the condition that such Regulation S Purchaser must deliver to the Company (i) a written certification that the Notes and/or Warrants have not been offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" by such Regulation S Purchaser, (ii) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring such Notes and/or Warrants) is not a "U.S. person," is not acquiring the Notes and/or Warrants for the account or benefit of any "U.S. person," is acquiring such Notes and/or Warrants for such transferee's own account (or an account over which it has investment discretion) for investment purposes only and not for any trading or arbitrage purposes and not with a view to, or for sale in connection with, any distribution of the Notes and/or Warrants at any particular time or at any particular price, and that such transferee is knowledgeable of and agrees to be bound by the provisions of Regulation S and the terms of this Section 7.3(b) during the Restricted Periods and, (iii) a written opinion of United States legal counsel, in form and substance satisfactory to the Company, to the effect that such offer, sale, transfer, pledge or other disposition of such Notes and/or Warrants is exempt from registration under the Securities Act. Such Regulation S Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take pledge of) its rights under this Agreement or the Notes and/or Warrants otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws and any applicable securities laws of jurisdiction outside the United States, and the rules and regulations promulgated thereunder.

      7.4 REPLACEMENT OF LOST SECURITIES. Upon receipt of evidence reasonably satisfactory to the Company of the mutilation, destruction, loss or theft of any Securities and the ownership thereof, the Company shall, upon the written request of the holder of such Securities, execute and deliver in replacement thereof new Securities in the same form, in the same original tenor and dated the same date as the Securities so mutilated, destroyed, lost or stolen; and such Securities so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder. If the Securities being replaced have been mutilated, they shall be surrendered to the

Company; and if such replaced Securities have been destroyed, lost or stolen, such holder shall furnish the Company with an indemnity in writing to save the Company harmless in respect of such replaced Securities.

      7.5 NO OTHER REPRESENTATIONS AFFECTED. Nothing contained in this Article 7 shall limit the full force or effect of any representation, agreement or warranty made herein or in connection herewith to the Purchasers.

                                   ARTICLE 8

                                    COVENANTS

      8.1 LIMITATION ON INDEBTEDNESS. The Company covenants that, so long as all or any part of the Notes shall remain outstanding it shall not create, incur, assume guarantee or be or remain liable for, contingently or otherwise, or suffer to exist any Indebtedness, except:

            (a) Indebtedness under this Agreement;

            (b) Indebtedness incurred in the ordinary course of business with respect to customer deposits, trade payables and other unsecured current liabilities not the result of borrowing and not evidenced by any note or other evidence of indebtedness;

            (c) Indebtedness under Capital Leases;

            (d) Indebtedness with respect to Guarantees;

            (e) Intercompany Indebtedness between and among the Company and its Subsidiaries; and

            (f) Indebtedness listed on the Permitted Indebtedness Schedule attached hereto as Schedule 8.1, and extensions, renewals and replacements thereof which do not increase the amount of such Indebtedness as of the date of such extension, replacement or renewal; provided that if such Indebtedness is subordinated to the Notes on the date hereof that it continues to be subordinated to the Notes on terms no less favorable than such Indebtedness is subordinated to the Notes on the date hereof.

                                   ARTICLE 9

                                EVENTS OF DEFAULT

      9.1 EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur:

            (a) A final judgment or settlement shall be rendered against or agreed to by the Company or any of its subsidiaries for the payment of money that, after deducting the amount of any insurance proceeds paid or payable to or on behalf of the Company or such subsidiary in connection with such judgment or settlement, as the case may be, is in excess of $50,000, and such judgment shall remain undischarged for a period of thirty (30) days, during which period execution shall not effectively be stayed, or such settlement shall remain unpaid for a period of thirty (30) days after the agreed payment date unless such delay has been agreed to by the other party. If a dispute exists with respect to the liability of any insurance underwriter under any insurance policy of the Company or such subsidiary, no deduction under this subsection shall be made for any portion of the insurance proceeds that are the subject of such dispute;

            (b) The Company or any of its subsidiaries shall (i) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of it or of all or a substantial part of its assets, (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (iii) make, or enter into negotiations to make, a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code of the United States (as now or hereafter in effect), (v) file a petition (relating to itself) seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts,
(vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code of the United States or other applicable bankruptcy law or (vii) take any corporate action for the purpose of effecting any of the foregoing;

            (c) Without its application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Company or any of its subsidiaries the liquidation, reorganization, dissolution, winding up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of such entity or of all or any substantial part of its assets, or other like relief in respect of such entity under any law relating to bankruptcy, insolvency, reorganization, winding up, or composition or adjustment of debts; and, if the proceeding is being contested in good faith by such entity, the same shall continue undismissed, or unstayed and in effect for any period of forty-five (45) consecutive days, or an order for relief against such entity shall be entered in any case under the Federal Bankruptcy Code of the United States or other applicable bankruptcy law;

            (d) Any foreclosure or other proceedings shall be commenced to enforce, execute or realize upon any lien, encumbrance, attachment, trustee process, mortgage or security interest for payment of an amount in excess of $50,000 against the Company or any of its subsidiaries;

            (e) There shall occur any default not cured within the applicable grace period under any instrument or agreement evidencing any indebtedness in excess of $500,000 for money borrowed by the Company or any of its subsidiaries;

            (f) There shall occur any acceleration or any default not cured within the applicable grace period under any of the agreements relating to the loans to the Company or EpiCept GmbH from IKB or Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleichsbank;

            (g) There shall occur any merger, consolidation, share exchange or other form of corporate reorganization involving the Company in which the stockholders of the Company immediately before such merger, consolidation, share exchange or other corporate reorganization dispose of in excess of fifty percent (50%) of the issued and outstanding capital stock of the Company;

            (h) There shall occur any transaction or series of related transactions in which (i) all or substantially all of the assets of the Company are sold, or (ii) in excess of fifty percent (50%) of the shares of Common Stock (assuming conversion of all convertible securities) is issued transferred to any person (other than in a Qualifying Financing or a Qualified Public Offering); or

            (i) There shall occur any event that will trigger payments to the holders of any series of the Preferred Stock under Section 1(c) of Article FOURTH of the Current Charter in the absence of the prescribed vote of the holders of such series to the contrary.

      9.2 CONSEQUENCES OF EVENT OF DEFAULT.

            (a) BANKRUPTCY. If an Event of Default specified in paragraphs (b) or (c) of Section 9.1 hereof shall occur, the unpaid principal of the Notes, all interest accrued and unpaid thereon and all other liabilities of the Company hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or (except as expressly required hereby) notice of any kind, all of which are hereby expressly waived.

            (b) OTHER DEFAULTS. If any other Event of Default shall occur, any Purchaser (without the agreement of any other Purchaser) may at its option, by written notice to the Company and the other Purchasers, declare the entire unpaid balance of the Notes, all interest accrued thereon and all other liabilities of the Company hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become immediately due and payable, without presentment, demand, protest or (except as expressly required hereby) notice of any kind, all of which are hereby expressly waived; provided that if a Default specified in clause (ii) of paragraph (b) of Section 9.1 hereof shall occur, any holder of a Note as to which such Event of Default has occurred may declare the entire unpaid balance of such Note (but only such Note) and other amounts due hereunder and thereunder with respect to such Note immediately due and payable and same shall thereupon become immediately due and payable, without presentment, demand, protest or (except as expressly provided hereby) notice of any kind, all of which are expressly waived.

            (c) DEFAULT INTEREST. Following the occurrence and during the continuance of any Event of Default, the holders of the Notes shall be entitled to receive, to the extent permitted by applicable law, interest on the outstanding principal of, and premium and overdue interest, if any, on, the Notes at a rate per annum equal to the interest rate thereon (determined as provided in Section 3.1) plus two hundred (200) basis points.

                                   ARTICLE 10

                                  MISCELLANEOUS

      10.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (i) the Company may not assign or transfer its rights hereunder or any interest herein or delegate its duties hereunder and (ii) the Purchasers shall have the right to assign their rights hereunder and the Securities in accordance with Article 7.

      10.2 MODIFICATIONS AND AMENDMENTS. The provisions of this Agreement may be modified, waived or amended, but only by a written instrument signed by the Company, and to the extent such modification, amendment or waiver relates (i) to the Notes, such instrument must be executed by the Required Purchasers and (ii) to the Warrants or the Warrant Shares, such instrument must be executed by the holders of seventy-five percent (75%) of the Warrant Shares.

      10.3 NO IMPLIED WAIVERS; CUMULATIVE REMEDIES; WRITING REQUIRED. No delay or failure in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that the Purchasers or any holder of Notes, Warrants or Warrant Shares would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent in such writing specifically set forth.

      10.4 REIMBURSEMENT OF EXPENSES. The Company agrees to pay or reimburse the Purchasers upon demand for all reasonable out-of-pocket fees and expenses incurred or payable by the Purchasers (including, without limitation, reasonable due diligence expenses and fees and expenses of counsel for the Purchasers) up to a maximum amount of $10,000.

      10.5 HOLIDAYS. Whenever any payment or action to be made or taken hereunder or under the Notes shall be stated to be due on a day that is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

      10.6 NOTICES. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopy, but in such case, a confirming copy will be sent by another permitted means) and mailed via certified mail, telecopied or delivered by guaranteed overnight parcel express service or courier to the respective parties, as follows:

         to the Company:

         EpiCept Corporation
         270 Sylvan Avenue
         Englewood Cliffs, New Jersey 07632
         Facsimile: (201) 837-0200
         Attention: Chief Financial Officer

         with a copy to:

         Weil, Gotshal & Manges LLP
         767 Fifth Avenue
         New York, New York 10153
         Facsimile: (212) 310-8007
         Attention: Alexander D. Lynch, Esq.

         to Purchasers:

         As set forth on Annex A or Annex B.

or in accordance with any subsequent written direction from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by courier or overnight parcel express service; in the case of certified mail, three (3) Business Days after the date sent; or in the case of telecopy, when received.

      10.7 SURVIVAL. All representations, warranties, covenants and agreements of the Company contained herein shall survive the execution and delivery of this Agreement and the purchase of the Notes and the Warrants and shall continue in full force and effect so long as any Note is outstanding and until payment in full of the Company's obligations hereunder or thereunder; and any obligations relating to the Warrants and Warrant Shares shall continue in accordance with the terms of this Agreement. All obligations relating to indemnification hereunder shall survive any termination of this Agreement and shall continue for the length of any applicable statute of limitations.

      10.8 GOVERNING LAW. This agreement shall be governed by, and construed in accordance with , the as of the State of DELAWARE, without regard to conflict of laws principles.

      10.9 JURISDICTION, CONSENT TO SERVICE OF PROCESS.

            (a) THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY DELAWARE STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE STATE OF DELAWARE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER TRANSACTION DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HERBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THE AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT AND PURCHASERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER TRANSACTION DOCUMENT AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

            (b) THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER TRANSACTION DOCUMENT IN ANY DELAWARE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

            (c) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.6 HEREOF. NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVICE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      10.10 JURY TRIAL WAIVER. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      10.11 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

      10.12 HEADINGS. Article, section and subsection headings and the table of contents in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      10.13 INDEMNITY. The Company hereby agrees to indemnify, defend and hold harmless the Purchasers and their officers, directors, employees, agents and representatives, and their respective successors and permitted assigns in connection with any losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees, to which any Purchaser may become subject (other than as a result of the gross negligence or willful misconduct of any such Person), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or by reason of any investigation, litigation or other proceedings related to or resulting from any act of, or omission by, the Company or its Affiliates or any officer, director, employee, agent or representative of the Company or its Affiliates with respect to the Transactions, the Notes, the Warrants, or any agreements entered into in connection with any such agreements, instruments or documents and to reimburse the Purchasers and each such Person and Affiliate, upon demand, for any legal or other reasonable expenses incurred in connection with investigating or defending any such loss, claim, damage, liability, expense or action. To the extent that the foregoing undertakings may be unenforceable for any reason, the Company agrees to make the maximum contribution to the payment and satisfaction of indemnified liabilities set forth in this Section 10.13 that is permissible under applicable law. The indemnified parties hereunder shall give prompt notice of any claim for which an indemnity or contribution hereunder is sought, and the failure to give any such notice shall not relieve the Company of its obligations hereunder, unless such failure shall prejudice any defense that would have otherwise been available to the Company in respect of such claim.

      10.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

      10.15 INTEGRATION. This Agreement and the other Transaction Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters, including any term sheets. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

                                SIGNATURE PAGE TO

                             NOTE PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                           EPICEPT CORPORATION

                                           By:
                                              __________________________________
                                             Name:
                                             Title:

                                SIGNATURE PAGE TO

                             NOTE PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                           PRIVATE EQUITY DIRECT FINANCE

                                           By:
                                              __________________________________
                                              Name:
                                              Title:

                                SIGNATURE PAGE TO

                             NOTE PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                           TVM IV GMBH & CO. KG

                                           By:
                                              __________________________________
                                           Name:
                                           Title:

                                           By:
                                              __________________________________
                                           Name:
                                           Title:

                                SIGNATURE PAGE TO

                             NOTE PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     THE MERLIN BIOSCIENCES FUND L.P.

                                     By: Merlin General Partner II Limited, its
                                     General Partner

                                     By:
                                         __________________________________
                                     Name:
                                     Title:

                                     THE MERLIN BIOSCIENCES FUND GBR

                                     By: Merlin General Partner II Limited, its
                                     Managing General Partner

                                     By:
                                         __________________________________
                                     Name:
                                     Title:

                                SIGNATURE PAGE TO

                             NOTE PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     SANDERS OPPORTUNITY FUND, L.P.

                                     By: SOF Management, LLC

                                     By:
                                         __________________________________
                                        Name:
                                        Title:

                                     SANDERS OPPORTUNITY FUND
                                     (INSTITUTIONAL), L.P.

                                     By: SOF Management, LLC
                                     By:
                                         __________________________________
                                        Name:
                                        Title:

                                     ANNEX A

                     INFORMATION RELATING TO U.S. PURCHASERS

       Name and Address
         of Purchasers              Aggregate Principal Amount of Notes
------------------------------      -----------------------------------
Sanders Opportunity Fund, L.P.                  $238,000.00
c/o Sanders Morris Harris
600 Travis Street
3100 Chase Tower
Houston, TX 77002

Sanders Opportunity Fund                        $761,800.00
  (Institutional), L.P.
c/o Sanders Morris Harris
600 Travis Street
3100 Chase Tower
Houston, TX 77002

                                     ANNEX B

                     INFORMATION RELATING TO QIB PURCHASERS

      Name and Address
        of Purchasers               Aggregate Principal Amount of Notes
------------------------------      -----------------------------------
TVM IV GmbH & Co. KG                            $1,000,000.00

                                     ANNEX C

                 INFORMATION RELATING TO REGULATION S PURCHASERS

       Name and Address
         of Purchasers              Aggregate Principal Amount of Notes
-------------------------------     -----------------------------------
The Merlin Biosciences Fund L.P.                $  943,308.00
La Motte Chambers
St Helier, Jersey JE1 1BJ

The Merlin Biosciences Fund GbR                 $   56,692.00
La Motte Chambers
St Helier, Jersey JE1 1BJ

Private Equity Direct Finance                   $1,000,000.00
One Capital Place, PO Box 847GT
Grand Cayman, Cayman Islands

                                 SCHEDULE 5.1(f)

                                 Capitalization

                                 SCHEDULE 8.1(f)

                             Permitted Indebtedness

EpiCept Corporation
Debt Schedule
As of March 1, 2005

                                   (IN EUROS)

  GERMAN                       ORIGINAL           CURRENT           CURRENT        CURRENT
DEBT HOLDER                    PRINCIPAL         PRINCIPAL         INTEREST *       TOTAL
-----------                    ---------         ---------         ----------     ---------
TBGI                           1,533,876         1,533,876           76,694       1,610,570

TBGIII                         2,045,168         2,045,168                -       2,045,168

IKB                            2,556,459         1,956,459          163,038       2,119,497

TOTAL                          6,135,503         5,535,503          239,732       5,775,235

                                    (IN US$)

    US                         ORIGINAL           CURRENT           CURRENT        CURRENT
DEBT HOLDER                    PRINCIPAL         PRINCIPAL         INTEREST *       TOTAL
-----------                    ---------         ---------         ----------     ---------
BRIDGE HOLDERS                 4,850,000         4,850,000           806,230      5,656,230

TOTAL                          4,850,000         4,850,000           806,230      5,656,230

*accrued interest as of March 1, 2005

                                    EXHIBIT A

                                  Form of Note

                                    EXHIBIT B

                                 Form of Warrant

                                    EXHIBIT C

                        Waiver of Right of First Refusal

                                    EXHIBIT D

                          Registration Rights Agreement

                                TABLE OF CONTENTS

                                                                                               PAGE
ARTICLE 1        DEFINITIONS...........................................................          1
     1.1      Certain Definitions......................................................          1
     1.2      Accounting Principles....................................................          4
     1.3      Other Definitional Provisions; Construction..............................          4
ARTICLE 2        ISSUE AND SALE OF SECURITIES..........................................          4
     2.1      Notes....................................................................          4
     2.2      Authorization and Issuance of the Warrants...............................          4
     2.3      Sale and Purchase........................................................          4
     2.4      The Closing..............................................................          4
     2.5      Delivery of the Certificates Representing the Notes and the Warrants to
              Regulation S Purchasers..................................................          5
ARTICLE 3        REPAYMENT OF NOTES ...................................................          6
     3.1      Interest Rates...........................................................          6
     3.2      Repayment of Notes.......................................................          6
     3.3      Optional Prepayment of Notes.............................................          6
     3.4      Mandatory Prepayment.....................................................          6
ARTICLE 4        CONDITIONS............................................................          7
     4.1      Conditions to the Purchase of Securities.................................          7
     4.2      Waiver...................................................................          8
ARTICLE 5        REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES....................          8
     5.1      Representations and Warranties of the Company ...........................          8
ARTICLE 6        REPRESENTATIONS AND WARRANTIES BY THE PURCHASERS......................         10
     6.1      Representations and Warranties of the Purchasers.........................         10
     6.2      Additional Representations and Warranties of the Regulation S Purchasers.         11
ARTICLE 7        TRANSFER OF SECURITIES................................................         11
     7.1      Restricted Securities....................................................         12
     7.2      Legends..................................................................         12
     7.3      Transfer of Notes........................................................         12

                                TABLE OF CONTENTS
                                  (CONTINUED)

     7.4      Replacement of Lost Securities...........................................         13
     7.5      No Other Representations Affected........................................         13
ARTICLE 8        COVENANTS.............................................................         13
     8.1      Limitation on Indebtedness...............................................         13
ARTICLE 9        EVENTS OF DEFAULT.....................................................         14
     9.1      Events of Default........................................................         14
     9.2      Consequences of Event of Default.........................................         15
ARTICLE 10       MISCELLANEOUS.........................................................         16
     10.1     Successors and Assigns...................................................         16
     10.2     Modifications and Amendments.............................................         16
     10.3     No Implied Waivers; Cumulative Remedies; Writing Required................         16
     10.4     Reimbursement of Expenses................................................         16
     10.5     Holidays.................................................................         16
     10.6     Notices..................................................................         16
     10.7     Survival.................................................................         17
     10.8     Governing Law............................................................         17
     10.9     Jurisdiction, Consent to Service of Process..............................         17
     10.10    Jury Trial Waiver........................................................         18
     10.11    Severability.............................................................         18
     10.12    Headings.................................................................         18
     10.13    Indemnity................................................................         19
     10.14    Counterparts.............................................................         19
     10.15    Integration..............................................................         19

Annex A                                Information Relating to U.S. Purchasers

Annex B                                Information Relating to QIB Purchasers

Annex C                                Information Relating to Regulation S
                                       Purchasers

                                    SCHEDULES

"Capitalization"                       (Schedule 5.1(d))

"Permitted Indebtedness"               (Section 8.1(f))

                                    EXHIBITS

EXHIBIT A                            Form of Note

EXHIBIT B                            Form of Warrant

EXHIBIT C                            Form of Waiver of Right of First Refusal

EXHIBIT D                            Form of Amended and Restated Registration
                                     Rights Agreement

                                       i